EXHIBIT 99.1

iLinc Communications logo


CONTACT:    JAMES M. POWERS, JR.
            PRESIDENT AND CHIEF EXECUTIVE OFFICER
            (602) 952-1200

            JAMES L. DUNN, JR.
            SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
            (602) 952-1200

                   ILINC COMMUNICATIONS ANNOUNCES FISCAL 2006
                       FOURTH QUARTER AND YEAR-END RESULTS
            --------------------------------------------------------
         SECOND CONSECUTIVE QUARTER OF PROFITABILITY AND RECORD REVENUE

FOURTH FISCAL QUARTER AND RECENT HIGHLIGHTS

     o Earned revenues of $3.6 million, an increase of 16% over the same three-month period last year
     o    Modest profit earning Net Income of $28,000
     o    Achieved Adjusted EBITDA(1) of $779,000
     o    Operating Profit of $470,000
     o    Raised $2 million in equity capital in June 2006

FISCAL YEAR 2006 HIGHLIGHTS

     o    Earned revenues of $12.5 million, an increase of 21% over prior year
     o    Achieved Adjusted EBITDA(1) of $1.9 million
     o Net loss of $1.2 million, an improvement of $4.1 million over prior year loss of $5.3 million
     o Launched version 8.0 of iLinc's award winning suite of Web conferencing software

PHOENIX, Arizona (June 22, 2006) - iLinc Communications, Inc. (AMEX:ILC), developers of Web conferencing software and audio conferencing solutions, today announced results for fiscal 2006 fourth quarter and year ended March 31, 2006.

Revenues increased 16% to $3.6 million for the three months ended March 31, 2006, when compared with revenues of $3.1 million for the same three-month period last year. The Company reported a net income of $28,000 or break even per basic and diluted share, as compared with a net loss of $925,000, or $0.04 per basic and diluted share, for the same three-month period last year. For the three months ended March 31, 2006, income from operations was $470,000, compared to a loss from operations of $407,000 for the same three-month period last year. The Company also reported Adjusted EBITDA(1) of $779,000 for the three months ended March 31, 2006, an improvement of $926,000 over the same three-month period last year.

Revenues increased 21% to $12.5 million for the twelve months ended March 31, 2006, when compared with revenues of $10.4 million for same twelve-month period last year. The Company reported a net loss of $1.2 million, or $0.05 per basic and diluted share, as compared with a net loss of $5.3 million, or $0.23 per basic and diluted share, for the same twelve-month period last year. The Company also reported income from operations of $743,000 for fiscal year 2006 as compared to a loss from operations of $3.4 million for the fiscal year 2005. The Company reported Adjusted EBITDA(1) of $1.9 million for the twelve months ended March 31, 2006, an improvement of $3.9 million over the same twelve-month period last year.


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James M. Powers, Jr., president and chief executive officer of iLinc
Communications, said "I am very pleased to report continued improvement in almost every aspect of our operational and financial performance. In the fourth quarter, we again achieved gains in top line revenue, while posting significant EBITDA and a modest net income. I am proud of our team and the results of their efforts which contributed to recent industry recognition received from Forrester Research, noting iLinc as a 'strong performer'." Dr. Powers added, "During the fourth fiscal quarter, we continued to grow revenues with sales to new customers, in combination with repeat sales within our notable customer base. We remain committed to continued investment in technology and product development."

James Dunn, Jr., senior vice president and chief financial officer of iLinc Communications, said, "During the fiscal year ending March 31, 2006 we focused on cost reductions and cost containment that would sustain revenue growth while achieving bottom line improvement. Sustaining profitability in Fiscal 2007 will remain a high priority for iLinc. We will continue to hold down overhead where possible, without stifling top-line revenue growth. We recently raised $2 million in equity capital to shore up our balance sheet and provide further confidence to our customers and shareholder's alike. We hope our continued improvement in both our top and bottom line demonstrates to our customers, partners and shareholders our commitment to financial stability and sustainable quarterly growth."

Dr. Powers continued, "With our unique license model and the scalability of our product line, we expect to match or exceed the 22% annual projected growth rate in the Web conferencing industry during fiscal 2007. We continue to take market share from larger competitors by leveraging our distinctive competencies and are making solid progress toward our goal of expanding our indirect channel distribution. We are accomplishing this through strategic partnerships that we believe will provide significant external growth opportunities as well as sustainable financial performance in future quarters."

A webcast and replay of iLinc Communications' fourth quarter and fiscal year 2006 conference call will be available online through the Company's Web site at www.iLinc.com beginning at 12:00 p.m. Eastern time on June 22, 2006.

(1) EXPLANATION OF ADJUSTED EBITDA, NON-GAAP FINANCIAL MEASURE
We report Adjusted EBITDA, a financial measure that is not defined by Generally Accepted Accounting Principles. We believe that adjusted EBITDA is a useful performance metric for our investors and is a measure of operating performance that is commonly reported and widely used by financial and industry analysts, investors and other interested parties because it eliminates significant non-cash and/or one-time charges to earnings. It is important to note that non-GAAP measures should be considered in addition to, not as a substitute for or superior to, net income (loss), cash flows, or other measures of financial performance prepared in accordance with GAAP. A reconciliation of net loss to Adjusted EBITDA is as follows for the years ended March 31, 2006 and 2005.


                                                   THREE MONTHS ENDED              YEAR ENDED
                                                       MARCH 31,                   MARCH 31,
                                                  2006          2005          2006          2005
                                                    (IN THOUSANDS)              (IN THOUSANDS)
                                               ----------    ----------    ----------    ----------
Net income/(loss) .........................    $       28    $     (925)   $   (1,171)   $   (5,237)
Non-cash charges and credits:
Interest expense and financing fees .......           453           423         1,958         1,939
 Debt conversion expense ..................             9            --           338            --
 Gain on debt settlement ..................           (29)          (47)          (81)          (82)
 Gain on sale of assets ...................            --            (2)          (40)           (6)
 Adjustment to acquisition liabilities ....           (32)           --          (643)           --
 Interest income ..........................            --            (4)           (5)          (31)
Depreciation ..............................           233           236           940           845
Amortization ..............................           117           172           575           618
                                               ----------    ----------    ----------    ----------
       Adjusted EBITDA ....................    $      779    $     (147)   $    1,871    $   (2,044)
                                               ==========    ==========    ==========    ==========
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ABOUT ILINC COMMUNICATIONS, INC.
iLinc Communications, Inc. is a leading developer of Web conferencing software and audio (telephone) conferencing services for highly secure and cost-effective collaborative meetings, presentations, and training sessions. The Company enables customers to purchase and own iLinc Web conferencing software, which can be installed inside of a customer's network or hosted by iLinc. Our products and services include the iLinc Suite of Web Conferencing software (MeetingLinc,
LearnLinc, ConferenceLinc, and SupportLinc); Audio Conferencing Services;
On-Demand Conferencing; and EventPlus, a service for professionally managed online and audio conferencing events. iLinc's products and services are used by organizations worldwide in sales, HR and training, marketing, and customer support. More information about the Phoenix-based Company may be found on the
Web at www.ilinc.com.

THIS PRESS RELEASE CONTAINS INFORMATION THAT CONSTITUTES FORWARD-LOOKING
STATEMENTS MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES
LITIGATION REFORM ACT OF 1995. ANY SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISK
AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY
FUTURE RESULTS DESCRIBED WITHIN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT
COULD CONTRIBUTE TO SUCH DIFFERENCES INCLUDE THE RATE OF ACCEPTANCE OF THE
COMPANY'S PRODUCTS AND SERVICES BY CUSTOMERS, CHANGES IN THE WEB CONFERENCING
AND AUDIO CONFERENCING MARKET IN GENERAL, THE COMPANY'S NEED FOR WORKING
CAPITAL, THE COMPETITION THE COMPANY FACES FROM LARGER AND MORE WELL-CAPITALIZED
COMPETITORS, AND OTHER MATTERS MORE FULLY DISCLOSED IN THE COMPANY'S ANNUAL
REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q, AND OTHER REPORTS FILED
WITH THE SECURITIES AND EXCHANGE COMMISSION. THE FORWARD-LOOKING INFORMATION
PROVIDED HEREIN REPRESENTS THE COMPANY'S ESTIMATES AND EXPECTATIONS AS OF THE
DATE OF THE PRESS RELEASE, AND SUBSEQUENT EVENTS AND DEVELOPMENTS MAY CAUSE THE
COMPANY'S ESTIMATES AND EXPECTATIONS TO CHANGE. THE COMPANY SPECIFICALLY
DISCLAIMS ANY OBLIGATION TO UPDATE THE FORWARD-LOOKING INFORMATION IN THE
FUTURE. THEREFORE, THIS FORWARD-LOOKING INFORMATION SHOULD NOT BE RELIED UPON AS
REPRESENTING THE COMPANY'S ESTIMATES AND EXPECTATIONS OF ITS FUTURE FINANCIAL
PERFORMANCE AS OF ANY DATE SUBSEQUENT TO THE DATE OF THIS PRESS RELEASE.

iLinc, iLinc Communications, iLinc Suite, MeetingLinc, LearnLinc,
ConferenceLinc, SupportLinc, EventPlus, On-Demand, Web Presenter and its logos are trademarks or registered trademarks of iLinc Communications, Inc. All other company names and products may be trademarks of their respective companies.



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


                                            ILINC COMMUNICATIONS, INC., AND SUBSIDIARIES
                                          CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                               (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                           THREE MONTHS ENDED                 YEAR ENDED
                                                                                MARCH 31,                      MARCH 31,
                                                                       ---------------------------     ---------------------------
                                                                           2006           2005            2006             2005
                                                                       -----------     -----------     -----------     -----------
                                                                               (unaudited)                      (audited)
Revenues
   Software Licenses ..............................................    $       891     $       931     $     3,014     $     3,274
   Software and audio services ....................................          1,912           1,591           7,070           5,052
   Maintenance and professional services ..........................            777             574           2,448           2,043
                                                                       -----------     -----------     -----------     -----------
       Total revenues .............................................          3,580           3,096          12,532          10,369
                                                                       -----------     -----------     -----------     -----------

Cost of revenues
   Software Licenses ..............................................            (21)              8              51             154
   Software and audio services ....................................          1,043           1,083           3,881           3,799
   Maintenance and professional services ..........................            292             193             827             792
   Amortization of acquired developed technology ..................             67             126             376             451
                                                                       -----------     -----------     -----------     -----------
       Total cost of revenues .....................................          1,381           1,410           5,135           5,196
                                                                       -----------     -----------     -----------     -----------

Gross profit ......................................................          2,199           1,686           7,397           5,173
                                                                       -----------     -----------     -----------     -----------

Operating expenses
   Research and development .......................................            337             386           1,392           1,545
   Sales and marketing ............................................            820             904           3,075           4,078
   General and administrative .....................................            572             803           2,187           2,924
                                                                       -----------     -----------     -----------     -----------
       Total operating expenses ...................................          1,729           2,093           6,654           8,547
                                                                       -----------     -----------     -----------     -----------

Income/(loss) from operations .....................................            470            (407)            743          (3,374)

   Interest expense ...............................................           (268)           (232)         (1,041)         (1,081)
   Amortization of beneficial debt conversion .....................           (151)           (188)           (856)           (853)
                                                                       -----------     -----------     -----------     -----------
       Total interest expense .....................................           (419)           (420)         (1,897)         (1,934)
   Net (loss)/gain on settlement of debt and other obligations ....             30              47            (257)             82
   Interest income and other ......................................            (54)             (2)            117              27
   Gain on sale of assets .........................................             --              --              40              --
                                                                       -----------     -----------     -----------     -----------
   Income/(loss) from continuing operations before income taxes ...             27            (782)         (1,254)         (5,199)
   Income taxes ...................................................             --              --              --              --
                                                                       -----------     -----------     -----------     -----------

Income/(loss) from continuing operations ..........................             27            (782)         (1,254)         (5,199)
Income/(loss) from discontinued operations ........................              1            (143)             83            (128)
                                                                       -----------     -----------     -----------     -----------
Net income/(loss) .................................................    $        28     $      (925)    $    (1,171)    $    (5,327)
Series A and B preferred stock dividends ..........................            (39)            (24)             30)
Imputed preferred stock dividends .................................             --              --             (55)             --
                                                                       -----------     -----------     -----------     -----------
Loss available to common shareholders .............................    $       (11)    $      (949)    $    (1,356)    $    (5,432)
                                                                       ===========     ===========     ===========     ===========
Loss per common share, basic and diluted
   From continuing operations .....................................    $        --     $     (0.03)    $     (0.05)    $     (0.23)
   From discontinued operations ...................................             --           (0.01)             --              --
                                                                       -----------     -----------     -----------     -----------
       loss per common share ......................................    $        --     $     (0.04)    $     (0.05)    $     (0.23)
                                                                       ===========     ===========     ===========     ===========

Number of shares used in calculation of loss per share:
    Basic .........................................................         27,186          24,145          26,075          23,179
                                                                       ===========     ===========     ===========     ===========
    Diluted .......................................................         27,186          24,145          26,075          23,179
                                                                       ===========     ===========     ===========     ===========



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                                 ILINC COMMUNICATIONS, INC. AND SUBSIDIARIES
                                    CONDENSED CONSOLIDATED BALANCE SHEETS
                                      (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                 MARCH 31,       MARCH 31,
                                                                                   2006            2005
                                                                                -----------     -----------
                                                                                 (AUDITED)       (AUDITED)
ASSETS
Current assets:
   Cash and cash equivalents ...............................................    $       466     $       532
   Accounts receivable, net of allowance for doubtful accounts of
     $120 and $84, respectively ............................................          2,207           1,949
   Note receivable .........................................................             12              25
   Prepaid and other current assets ........................................             30              69
                                                                                -----------     -----------
     Total current assets ..................................................          2,715           2,575

Property and equipment, net ................................................            336           1,221
Goodwill ...................................................................         11,206          10,797
Intangible assets, net .....................................................          1,731           2,504
 Other assets ..............................................................             12              18
 Assets of discontinued operations .........................................             --             114
                                                                                -----------     -----------
     Total assets ..........................................................    $    16,000     $    17,229
                                                                                ===========     ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Current portion of long term debt .......................................    $       199     $       885
   Accounts payable trade ..................................................          1,257           1,771
   Accrued liabilities .....................................................          2,213           2,960
   Current portion of capital lease liabilities ............................             70             196
   Deferred revenue ........................................................            917           1,014
                                                                                -----------     -----------
     Total current liabilities .............................................          4,656           6,826

Long term debt, less current maturities, net of discount and
  beneficial conversion feature of $1,493 and $2,120, respectively .........          6,974           6,702
Capital lease liabilities, less current maturities .........................             --              31
                                                                                -----------     -----------
     Total liabilities .....................................................         11,630          13,559
                                                                                -----------     -----------

SHAREHOLDERS' EQUITY:
 Preferred stock, $.001 par value 10,000,000 shares authorized, Series A
   127,500 shares and 127,500 shares issued and outstanding, liquidation preference of $1,275,000 and $1,275,000, respectively; and Series B,
   70,000 shares and no shares issued and outstanding, liquidation
   preference of $700,000 and $0, respectively .............................             --              --
Common stock, $.001 par value 100,000,000 shares authorized, 28,923,168
   and 25,577,287 issued, respectively .....................................             29              26
   Additional paid-in capital ..............................................         44,228          42,175
   Accumulated deficit .....................................................        (38,479)        (37,123)
   Less:  1,432,412 treasury shares at cost ................................         (1,408)         (1,408)
                                                                                -----------     -----------
     Total shareholders' equity ............................................          4,370           3,670
                                                                                -----------     -----------
     Total liabilities and shareholders' equity ............................    $    16,000     $    17,229
                                                                                ===========     ===========
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